SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2004

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Edina, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

                On November 4, 2004, Nash Finch Company (“Nash Finch”) issued a press release announcing its results for the sixteen weeks ended October 9, 2004.  The press release by which these results were announced is furnished herewith as Exhibit 99.1.

                The press release includes financial measures that are considered “non-GAAP” financial measures for purposes of the SEC’s Regulation G.  As required by Regulation G, Nash Finch has disclosed in the press release (including the schedules attached thereto) information regarding the GAAP financial measures which are most directly comparable to the non-GAAP financial measures presented, and reconciling information between these GAAP and non-GAAP financial measures.  Relevant reconciling information is also provided on the “Investor Relations” portion of our website, under the caption “Presentations — Supplemental Financial Information”.

                The non-GAAP financial measures are included in the release because Nash Finch management believes that these measures provide useful information to investors.  Three of the non-GAAP measures, Consolidated EBITDA, leverage ratio and interest coverage ratio (all as defined in the press release schedules), are presented in the release because of their importance to the Company’s liquidity position.  Consolidated EBITDA forms the basis for the most significant financial covenants, including the leverage ratio and the interest coverage ratio, in the Nash Finch bank credit facility, which represents one of Nash Finch’s primary sources of liquidity.  Compliance with these financial covenants is essential to continued credit availability under that facility.

                The other non-GAAP financial measures included in the release are the Company’s estimated diluted earnings per share for fiscal 2004, and its diluted earnings per share for fiscal 2003, each calculated after excluding the impact of certain events described in the release.  These non-GAAP measures are presented in the release to enhance the comparison of the Company’s underlying profitability between the 2003 and 2004 periods by eliminating the financial impact of events that do not affect both periods.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished as part of the Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by the registrant, dated November 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH FINCH COMPANY

Date: November 4, 2004	By:	/s/ LeAnne M. Stewart
	Name:	LeAnne M. Stewart
	Title:	Senior Vice President and Chief Financial Officer

NASH FINCH COMPANY

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED NOVEMBER 4, 2004

Exhibit No.	Description	Method of Filing

99.1	Press Release, issued by the registrant, dated November 4, 2004.	Furnished herewith